Marchex Reports Fourth Quarter and Full Year 2010 Financial Results

SEATTLE – February 15, 2011 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the full year ended December 31, 2010.

Fourth Quarter 2010 Consolidated Financial Results

•	Revenue was $28.0 million for the fourth quarter of 2010, compared to $23.4 million for the same period of 2009.

•

GAAP net income applicable to common stockholders was $593,000 for the fourth quarter of 2010 or $0.02 per diluted share. This compares to GAAP net loss applicable to common stockholders of $14,000 or $0.00 per diluted share for the same period of 2009. The fourth quarter 2010 results included non-cash stock-based compensation expense of $2.9 million, compared to non-cash stock-based compensation expense of $2.3 million for the same period in 2009.

•

As discussed in the summary of the fourth quarter 2010 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for fourth quarter 2010 was $0.04, compared to $0.04 for the same period in 2009.

•

Adjusted operating income before amortization was $2.3 million for the fourth quarter of 2010, compared to $2.1 million for the same period of 2009. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $3.4 million in the fourth quarter of 2010, compared to $3.6 million for the same period of 2009. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

Full Year 2010 Consolidated Financial Results

•	Revenue for the year ended December 31, 2010 was $97.6 million, compared to $93.3 million in 2009.

•

GAAP net loss applicable to common stockholders was $3.2 million or $0.10 per diluted share for 2010. This compares to GAAP net loss applicable to common stockholders of $2.2 million or $0.07 per diluted share in 2009.

•

As discussed in the summary of the fourth quarter 2010 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for 2010 was $0.05, compared to $0.12 in 2009.

•

Adjusted operating income before amortization was $3.0 million for 2010, compared to $6.8 million in 2009. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating loss is included in the financial tables attached to this release.

•

Adjusted EBITDA was $7.9 million for 2010, compared to $13.0 million in 2009. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“We are focused on helping advertisers reach customers through the phone wherever they may be – in mobile, offline or online channels,” said Russell C. Horowitz, Marchex Chairman and CEO. “Our goal is to continue growing our position and market share in driving qualified customer phone calls and analytics to advertisers large and small. Our investments in people, products, and customers over the last few years have uniquely positioned us to execute on and extend our Call Advertising leadership position.”

Operating Highlights:

Local Advertising Services: For the fourth quarter of 2010, revenue from Local Advertising Services, which includes Marchex’s Call Advertising products, was $21.6 million. In the fourth quarter, Marchex added more than 10,000 new advertisers utilizing its call advertising products and ended the quarter with more than 95,000 advertisers. With the recent announcement with Yellow Pages Group Canada (YPG) to drive calls to all of their 370,000 business customers beginning in April 2011, as well as other strategic relationships in development, Marchex expects its advertiser base will grow by hundreds of thousands from current levels.

Publishing: For the fourth quarter of 2010, revenue from Publishing, which is Marchex’s proprietary local and category websites that fulfill advertiser campaigns, was $6.3 million.

General Business Highlights:

1.	Marchex launched Keyword-Level Tracking as a feature within the Marchex Call Analytics product. Keyword-Level Tracking enables search marketers and agencies to accurately track calls down to a specific keyword without needing to use a unique call tracking line for every search term.

2.	During the fourth quarter of 2010, Marchex sold a small number of non-strategic domains that yielded $2.1 million.

3.	Marchex also purchased 233,000 shares of its outstanding Class B common stock for a total price of $1.5 million, bringing its total shares repurchased under its stock repurchase program to 10 million shares, or 28% of its outstanding common stock.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of February 15, 2011.

Business Metrics:

To provide some color on business progress and context for 2011, Marchex is providing a one-time metric:

•

Call-driven revenues, which are defined as product revenues based on specifically driving Call Advertising, represented approximately 55% of Marchex’s business on a fourth quarter annualized run rate basis. This compares to approximately 38% one year earlier.

•	Based on ongoing progress, Marchex believes call-driven revenues will represent more than 70% of revenues on an annualized basis by the end of 2011.

To provide some color on financial leverage and context for 2011 margins:

•	Marchex believes incremental contribution margins from call-driven revenues can range from 20% to 35%.

•

Non-call-driven revenues are made up primarily of publishing and other non-call-driven sources. Marchex believes publishing sources can contribute estimated incremental contribution margins that range above 50%. Additionally, Marchex believes incremental contribution margins can range from 20% to 30% for other non-call-driven revenues.

Financial Guidance:

The following reflects Marchex financial guidance for fiscal year ending December 31, 2011:

Revenue estimate:	$118 million to $122 million

Adjusted Operating Income Before Amortization estimate:	More than $13 million

Adjusted EBITDA:	Estimated add-backs of approximately $4 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $17 million.

Long Term Adjusted EBITDA Margin Target:	20% or more

GAAP income (loss) from operations is expected to be ($2.9) million or better, assuming stock-based compensation between $13 million and $14.5 million and amortization of intangible assets from acquisitions between $1.2 million and $1.4 million. This estimate excludes any gain or loss on sales and disposals of intangible assets.

The following reflects Marchex financial guidance for the first quarter 2011:

Revenue estimate:	$28.5 million - $29.5 million

Revenue detail:	Marchex anticipates revenue from proprietary traffic sources for the first quarter of 2011 to be lower than the fourth quarter, reflecting incrementally lower budgets in the first quarter. Marchex expects revenue volatility from proprietary traffic sources due to the nature of large advertiser spending.

Adjusted Operating Income Before Amortization:	More than $2.4 million

Adjusted EBITDA:	Estimated add-backs of approximately $1.0 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $3.4 million.

GAAP income (loss) from operations is expected to be ($1.6) million or better, assuming stock-based compensation between $3.3 million and $3.6 million and amortization of intangible assets from acquisitions between $0.3 million and $0.4 million. This estimate excludes any gain or loss on sales and disposals of intangible assets.

“Momentum with our Call Advertising products continues to drive Marchex’s growth. While we are continuing to invest to support our leadership position in the Call Advertising market, we are also carefully managing our investment so that a portion of our incremental contribution will be allocated to support our growth initiatives and a portion will flow through to expanding margins over the course of the year. We believe our ongoing progress is setting a strong foundation for long-term growth and financial leverage,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, February 15, 2011 to discuss its fourth quarter and year ended December 31, 2010 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex:

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers wherever they may be – in mobile, offline and online channels, including on our own local and category websites.

Our performance-based call advertising products, the Marchex Pay-For-Call Exchange and Marchex Call Analytics, are reinventing how businesses acquire new customers through the phone. Our award-winning Small Business Marketing products empower local businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support tens of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.

There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 15, 2011 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as for each asset, these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income applicable to common stockholders divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) interest and other income (expense), and (5) dividends paid to participating securities. Adjusted non-GAAP EPS includes dilution from options and warrants, exercise prices per the treasury stock method provided market conditions have been met and includes the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided market conditions have been met. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

Tamara Colagrossi

Director of Marketing

Telephone: 206-331-3631

Email: tcolagrossi (at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2009	2010
Revenue	$23,437,385	$27,975,432

Expenses:
Service costs (1)	12,698,410	16,647,968
Sales and marketing (1)	3,404,982	2,924,741
Product development (1)	3,508,099	4,321,990
General and administrative (1)	3,994,365	4,696,981
Amortization of intangible assets from acquisitions	811,971	609,014

Total operating expenses	24,417,827	29,200,694

Gain on sales and disposals of intangible assets, net	1,878,877	2,121,706

Income from operations	898,435	896,444

Interest income (expense) and other, net	862	(5,293)

Income before provision for income taxes	899,297	891,151

Income tax expense	863,031	246,187

Net income	36,266	644,964

Dividends paid to participating securities	(50,418)	(52,285)

Net income (loss) applicable to common stockholders	$(14,152)	$592,679

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.00	$0.02
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,869,216	10,468,539
Class B	22,409,306	21,861,283
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,869,216	10,468,539
Class B	33,673,435	33,514,237

(1) Includes stock-based compensation allocated as follows:
Service costs	$156,014	$196,642
Sales and marketing	178,433	196,093
Product development	112,967	273,905
General and administrative	1,833,348	2,258,953

Total	$2,280,762	$2,925,593

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Twelve Months Ended December 31,
	2009	2010
Revenue	$93,261,201	$97,565,607

Expenses:
Service costs (1)	47,632,864	57,557,213
Sales and marketing (1)	17,890,196	13,530,198
Product development (1)	14,477,906	16,804,032
General and administrative (1)	16,049,461	17,506,440
Amortization of intangible assets from acquisitions	5,492,850	2,728,493

Total operating expenses	101,543,277	108,126,376

Gain on sales and disposals of intangible assets, net	4,711,845	6,771,888

Loss from operations	(3,570,231)	(3,788,881)

Interest income (expense) and other, net	(16,563)	128,595

Loss before provision for income taxes	(3,586,794)	(3,660,286)

Income tax benefit	(1,524,790)	(616,989)

Net loss	(2,062,004)	(3,043,297)

Dividends paid to participating securities	(187,453)	(198,514)

Net loss applicable to common stockholders	$(2,249,457)	$(3,241,811)

Basic and diluted net loss per share applicable to Class A and Class B common stockholders	$(0.07)	$(0.10)
Dividends paid per share	$0.08	$0.08

Shares used to calculate basic net loss applicable to common stockholders
Class A	10,884,257	10,660,607
Class B	22,829,994	21,992,914
Shares used to calculate diluted net loss applicable to common stockholders
Class A	10,884,257	10,660,607
Class B	33,714,251	32,653,521

(1) Includes stock-based compensation allocated as follows:
Service costs	$473,575	$804,946
Sales and marketing	1,400,470	799,088
Product development	591,892	1,014,458
General and administrative	7,131,395	8,213,356

Total	$9,597,332	$10,831,848

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2009	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$33,638,002	$37,328,052
Trade accounts receivable, net	14,783,429	20,213,886
Prepaid expenses and other current assets	3,463,430	3,567,504
Refundable taxes	5,380,029	3,248,908
Deferred tax assets	950,477	868,629

Total current assets	58,215,367	65,226,979

Property and equipment, net	5,051,717	4,709,907
Deferred tax assets	52,690,910	50,768,525
Intangibles and other assets, net	3,667,398	2,070,217
Goodwill	35,438,289	35,337,428
Intangible assets from acquisitions, net	4,309,478	1,576,687

Total assets	$159,373,159	$159,689,743

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,763,090	$11,165,616
Accrued expenses and other current liabilities	6,158,966	5,106,021
Deferred revenue	2,020,728	1,649,851

Total current liabilities	16,942,784	17,921,488

Other non-current liabilities	1,005,444	2,076,332

Total liabilities	17,948,228	19,997,820

Stockholders’ equity:
Class A common stock	111,317	105,006
Class B common stock	251,939	254,802
Treasury stock	(3,204,884)	(1,360,238)
Additional paid-in capital	281,952,605	281,421,696
Accumulated deficit	(137,686,046)	(140,729,343)

Total stockholders’ equity	141,424,931	139,691,923

Total liabilities and stockholders’ equity	$159,373,159	$159,689,743

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended December 31,
	2009	2010
Income from operations	$898,435	$896,444

Stock-based compensation	2,280,762	2,925,593
Amortization of intangible assets from acquisitions	811,971	609,014

Operating income before amortization (OIBA)	3,991,168	4,431,051

Gain on sales and disposals of intangible assets, net	(1,878,877)	(2,121,706)

Adjusted operating income before amortization (Adjusted OIBA)	$2,112,291	$2,309,345

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Loss from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Twelve Months Ended December 31,
	2009	2010
Loss from operations	$(3,570,231)	$(3,788,881)

Stock-based compensation	9,597,332	10,831,848
Amortization of intangible assets from acquisitions	5,492,850	2,728,493

Operating income before amortization (OIBA)	11,519,951	9,771,460

Gain on sales and disposals of intangible assets, net	(4,711,845)	(6,771,888)

Adjusted operating income before amortization (Adjusted OIBA)	$6,808,106	$2,999,572

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended
	December 31,
	2009	2010
Net cash provided by operating activities	$3,574,652	$5,904,630

Changes in asset and liabilities	(853,061)	(2,798,263)
Income tax expense	863,031	246,187
Interest expense (income) and other, net	7,580	6,709
Income and excess tax benefits related to stock options	—	36,104

Adjusted EBITDA	$3,592,202	$3,395,367

Net cash provided by investing activities	$981,795	$1,364,391

Net cash used in financing activities	$(3,940,973)	$(1,944,732)

	Twelve Months Ended
	December 31,
	2009	2010
Net cash provided by operating activities	$17,147,260	$9,372,244

Changes in asset and liabilities	(2,727,870)	(729,459)
Income tax benefit	(1,524,790)	(616,989)
Interest (income) expense and other, net	25,620	(126,981)
Income and excess tax benefits related to stock options	68,827	36,104

Adjusted EBITDA	$12,989,047	$7,934,919

Net cash provided by investing activities	$2,535,130	$3,223,584

Net cash used in financing activities	$(13,462,784)	$(8,905,778)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended December 31,
	2009	2010
Adjusted Non-GAAP EPS	$0.04	$0.04

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.00	$0.02
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,673,435	33,514,237

Net income (loss) applicable to common stockholders	$(14,152)	$592,679

Stock-based compensation	2,280,762	2,925,593
Amortization of intangible assets from acquisitions	811,971	609,014
Gain on sales and disposals of intangible assets, net	(1,878,877)	(2,121,706)
Interest (income) expense and other, net	(862)	5,293
Dividends paid to participating securities	50,418	52,285
Estimated impact of income taxes	73,504	(665,510)

Adjusted Non-GAAP net income applicable to common stockholders	$1,322,764	$1,397,648

Adjusted Non-GAAP EPS	$0.04	$0.04

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,673,435	33,514,237
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,302,394	2,656,662

Shares used to calculate Adjusted Non-GAAP EPS	35,975,829	36,170,899

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Twelve Months Ended December 31,
	2009	2010
Adjusted Non-GAAP EPS	$0.12	$0.05

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.07)	$(0.10)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,714,251	32,653,521

Net loss applicable to common stockholders	$(2,249,457)	$(3,241,811)

Stock-based compensation	9,597,332	10,831,848
Amortization of intangible assets from acquisitions	5,492,850	2,728,493
Gain on sales and disposals of intangible assets, net	(4,711,845)	(6,771,888)
Interest (income) expense and other, net	16,563	(128,595)
Dividends paid to participating securities	187,453	198,514
Estimated impact of income taxes	(3,956,991)	(1,783,565)

Adjusted Non-GAAP net income applicable to common stockholders	$4,375,905	$1,832,996

Adjusted Non-GAAP EPS	$0.12	$0.05

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,714,251	32,653,521
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,615,952	3,058,393

Shares used to calculate Adjusted Non-GAAP EPS	36,330,203	35,711,914

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.